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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

St. Joseph Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2006
Dear Fellow Stockholder:
     On behalf of the board of directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the annual meeting of stockholders to be held at 5:00 p.m. on May 25, 2006, at the Marie P. DeBartolo Center for the Performing Arts, on the campus of the University of Notre Dame, Notre Dame, Indiana. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2005 annual report to stockholders and Form 10-K. At the meeting we shall report on our operations and the outlook for the year ahead.
     At the meeting, you will be asked to vote on a number of matters. We have nominated three persons to serve as Class I directors. Each of the nominees is an incumbent director. The board of directors recommends that you vote your shares for the director nominees. The board also recommends that you vote to approve the adoption of the 2006 Equity Incentive Plan.
     I encourage you to attend the meeting in person. Regardless of whether you plan to attend the meeting, please COMPLETE, DATE, SIGN and RETURN THE ENCLOSED PROXY CARD in the enclosed envelope or vote by telephone or Internet by following the preprinted instructions on the enclosed proxy card. This will ensure that your shares are represented at the meeting.
     If you have any questions concerning these matters, please do not hesitate to contact me at (574) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.

Very truly yours,

ST. JOSEPH CAPITAL CORPORATION

John W. Rosenthal
Chairman

3820 Edison Lakes Parkway • Mishawaka, IN 46545 • Phone: (574) 273-9700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2006
PROXY STATEMENT
PROPOSAL ONE:ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
PROPOSAL TWO: APPROVAL OF THE ST. JOSEPH CAPITAL CORPORATION 2006 EQUITY INCENTIVE PLAN
AUDIT AND CORPORATE GOVERNANCE COMMITTE REPORT
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
ANNUAL REPORT ON FORM 10-K
OTHER BUSINESS
FAILURE TO INDICATE CHOICE
Appendix A
Appendix B

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 25, 2006
To the stockholders of
     ST. JOSEPH CAPITAL CORPORATION
     The annual meeting of the stockholders of St. Joseph Capital Corporation, a Delaware corporation, will be held at the Marie P. DeBartolo Center for the Performing Arts, on the campus of the University of Notre Dame, Notre Dame, Indiana, on Thursday, May 25, 2006, at 5:00 p.m., local time, for the following purposes:
1.	To elect three Class I directors for a term of three years.

2.	To approve the adoption of the St. Joseph Capital Corporation 2006 Equity Incentive Plan.

3.	To transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.
     We are not aware of any other business to come before the annual meeting. The board of directors has fixed the close of business on April 3, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us the time for further solicitation of proxies.

By order of the Board of Directors

John W. Rosenthal
Chairman
Mishawaka, Indiana
April 17, 2006

PROXY STATEMENT
     St. Joseph Capital Corporation (“St. Joseph”) is a bank holding company serving the financial needs of the “Michiana” area of Indiana and Michigan. It is the parent company of St. Joseph Capital Bank, an Indiana state bank located in Mishawaka, Indiana.
     This proxy statement is furnished in connection with the solicitation by the board of directors of St. Joseph of proxies to be voted at the annual meeting of stockholders to be held at the Marie P. DeBartolo Center for the Performing Arts, on the campus of the University of Notre Dame, Notre Dame, Indiana, on Thursday, May 25, 2006, at 5:00 p.m., local time, and at any adjournments or postponements of the meeting. The address of our principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 17, 2006. Our 2005 annual report, which includes condensed consolidated financial statements and our Form 10-K, which has been filed with the SEC, are also enclosed.

Why am I receiving this proxy statement and proxy card?
You are receiving a proxy statement and proxy card from us because on April 3, 2006, you owned shares of our common stock. This proxy statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.
When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.
If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.
What matters will be voted on at the meeting?
You are being asked to vote on the election of three directors of St. Joseph to serve until the annual meeting held in 2009 and to approve the adoption of the St. Joseph Capital Corporation 2006 Equity Incentive Plan.
If I am the record holder of my shares, how do I vote?
You may vote by mail, by telephone, by Internet or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed postage-paid, pre-addressed envelope to our transfer agent, SunTrust Bank, Attn: Stock Transfer Department, P.O. Box 4625, Atlanta, Georgia 30302. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.
If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted “for” all nominees for director named in this proxy statement and by the appointed proxies on any other matter brought before the meeting.
Although you may vote by mail, we ask that you vote instead by Internet or telephone, which saves us postage and processing costs. You may vote by telephone by calling the toll-free number specified on your proxy card or by accessing the Internet website specified on your proxy card and by following the preprinted instructions on the proxy card. Votes submitted by telephone or Internet must be received by 5:00 p.m., Thursday, May 25, 2006. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.
If you want to vote in person, please come to the meeting. We will distribute written ballots to any stockholder who wants to vote at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change. Please note, that if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to arrange to obtain a “legal proxy” from your broker in order to vote in person at the meeting.
If I hold shares in the name of a broker or fiduciary, who votes my shares?
If you received this proxy statement from your broker or by a trustee or other fiduciary who may hold your shares, your broker or fiduciary should have given you instructions for directing how they should vote your shares. It will then be their responsibility to vote your shares for you in the manner you direct. As discussed above, if you want to vote in person at the meeting, you will need to arrange to obtain a “legal proxy” from your broker or fiduciary in order to vote in person at the meeting.
Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation or the adoption or amendment of a equity incentive plan, unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to shareholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters. While your broker may have discretion to vote on the election of directors, your broker does not have discretion to vote to approve the St. Joseph Capital Corporation 2006 Equity Incentive Plan. As such, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.
What does it mean if I receive more than one proxy card?
It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.
What if I change my mind after I return my proxy?
If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:
•	signing another proxy with a later date and returning that proxy to our transfer agent at the address provided above;

•	timely submitting another proxy via the telephone or Internet;

•	sending notice to our transfer agent that you are revoking your proxy; or

•	voting in person at the meeting.
If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.
How many shares do we need to have represented at the meeting to hold the annual meeting?
A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.
Shares are counted as present at the meeting if the stockholder either:
•	is present in person at the meeting; or
•	has properly submitted a signed proxy card or other proxy or has properly voted by telephone or the Internet.
On April 3, 2006, the record date, there were 1,768,840 shares of common stock issued and outstanding. Therefore, at least 731,160 shares need to be present at the annual meeting.
What happens if a nominee is unable to stand for re-election?
The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than three nominees. The board has no reason to believe any nominee will be unable to stand for re-election.
How many votes are needed for each proposal?
The directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting. Therefore, the three individuals receiving the highest number of votes cast “for” their election will be elected as directors of St. Joseph.
What options do I have in voting on each of the proposals?
You may vote “for” or “withhold authority to vote for” any of the nominees for director. You may vote “for,” “against,” or “abstain” on any other proposal that may properly be brought before the meeting. Withheld votes will be considered in determining the presence of a quorum but will not affect the vote required for the election of directors.
How many votes may I cast?
Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.
Where do I find the voting results of the meeting?
We will announce the preliminary voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2006.
Who bears the cost of soliciting proxies?
We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of St. Joseph or St. Joseph Capital Bank may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL ONE: ELECTION OF DIRECTORS
     At the annual meeting of the stockholders to be held on May 25, 2006, the stockholders will be entitled to elect three Class I directors for a term expiring in 2009. The directors are divided into three classes having staggered terms of three years. Each of the nominees is an incumbent director. Ms. Anna Reilly, a current Class I director, has informed the board that she will not seek reelection at this year’s annual meeting. The board has determined not to nominate another person in her place and instead will reduce the size of the board to eleven directors. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of April 3, 2006, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected or appointed as a director and business experience during the previous five years of each. Each of the individuals has held the position listed for the past five years unless otherwise noted. The three nominees, if elected at the annual meeting, will serve as Class I directors for three-year terms expiring in 2009.

NOMINEES

Name	Director	Principal Occupation
(Age)	Since	for the Last Five Years
Class I
(Term Expires 2009)

John Affleck-Graves (Age 55)	2005	Executive Vice President and Chief Financial Officer, University of Notre Dame (2005 – Present); Vice President and Associate Provost, University of Notre Dame (2000 – 2005)

Michael R. Leep, Sr. (Age 62)	2002	President, Gurley-Leep Automotive Group

John W. Rosenthal (Age 46)	1996	Chairman, President and Chief Executive Officer, St. Joseph Capital Corporation and St. Joseph Capital Bank

CONTINUING DIRECTORS

Class II
(Term Expires 2007)

Brian R. Brady (Age 54)	1998	Chairman, Heartland Recreational Vehicles, LLC (2003 – Present); Chairman, Brady Asset Management, LLC (1998 – 2003)

Jeffrey V. Hammes (Age 36)	2002	President, Chief Executive Officer, Peoples Bank of Kankakee County

Jack K. Matthys (Age 59)	1996	Private investor

Arthur H. McElwee, Jr. (Age 63)	1996	President Toefco Engineered Coating Systems, Inc.

Class III
(Term Expires 2008)

Todd B. Martin (Age 39)	2000	Partner, Martin Capital Management, LLP

Myron C. Noble (Age 68)	1997	President, Valmont Communications (2002 – Present); Chairman and President, Pi-Rod, Inc. (1972 – 2001)

David A. Eckrich (Age 65)	1996	President, Adams Road Development, Inc.

Ben F. Ziolkowski (Age 67)	2003	Chief Executive Officer, Ziolkowski Construction, Inc.
     All of St. Joseph’s directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been nominated or selected for their respective positions, and no member of the board is related to another member by blood or marriage. Ms. Reilly is a director of Lamar Advertising Company, a corporation that has securities registered under the Securities Exchange Act of 1934.
     The board of directors recommends that you vote your shares FOR the nominees.
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
General
     Currently, there are twelve directors serving on the board of directors of St. Joseph. Ms. Reilly will not stand for reelection at the annual meeting of stockholders. The board has determined not to nominate any other person in her place and to reduce the size of the board by one from twelve to eleven directors.
     Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of St. Joseph which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a quarterly basis, special meetings held from time to time and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. Rosenthal, our Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors, and other consultants).
     With the exception of Mr. Rosenthal, all of our current directors are “independent” as defined by the Nasdaq Stock Market, Inc. The board of directors has established an Executive Committee, an Audit and Corporate Governance Committee, a Nominating Committee, and a Human Resources Committee, among other committees. Consistent with the Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Mr. Rosenthal in attendance. Because all executive officers and employees are compensated at the bank level and Mr. Rosenthal and Mr. Secor are partially compensated at the holding company level, the Human Resources Committee is considered both a bank and holding company committee and it is comprised of directors who are on both the holding company and the bank boards. The current charters for the Audit and Corporate Governance Committee and the Nominating Committee are available on our website at www.sjcb.com. Our website also contains a general description about us, and our products, as well as links to our filings with the Securities and Exchange Commission.
     A total of four regularly scheduled meetings were held by the board of directors in 2005. During that time, no director of St. Joseph attended fewer than 75% of the aggregate of the total number of board meetings and the total number of meetings held by the committees of the board of directors on which he or she served. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, ten of the twelve directors as of May 19, 2005, attended the annual meeting.
Executive Committee
     The Executive Committee is comprised of Messrs. Rosenthal, Brady, Eckrich, Leep, Matthys, Martin, and McElwee. The Executive Committee reviews and monitors our policies, procedures and structure and has the authority to carry out many of the oversight functions of the full board. The Executive Committee is scheduled to meet on a quarterly basis. During 2005, the Executive Committee met four times.
Audit and Corporate Governance Committee
     Messrs. Eckrich, Hammes, Matthys, Martin, and Noble served as members on the Audit and Corporate Governance Committee, with Mr. Martin serving as Chairman. Each of these members is considered “independent” according to listing standards set forth by Nasdaq and the Rule 10 A-3 of the Securities Exchange Act of 1934. Further, the board has determined that Mr. Martin qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The board based this decision on Mr. Martin’s education and professional experience as a partner of Martin Capital Management, LLP, an investment advisory firm.
     Prior to 2005, the committee charged with overseeing the board’s corporate governance functions was the Nominating and Corporate Governance Committee. In the second half of 2005, the board reassigned the corporate governance function to the Audit Committee. In doing so, it amended the Audit Committee’s charter and changed the name of the Audit Committee to the Audit and Corporate Governance Committee and the name of the Nominating and Corporate Governance Committee to the Nominating Committee. The board believes that the reassignment of responsibilities will allow us to continue to improve our corporate governance.
     The functions performed by the Audit and Corporate Governance Committee include, but are not limited to, the following:
•	selecting our independent auditors and pre-approving of all engagements and fee arrangements;

•	reviewing the independence of the independent auditors;

•	reviewing actions by management on recommendations of the independent auditors and internal auditors;

•	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

•	reviewing our earnings releases and reports filed with the Securities and Exchange Commission;

•	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports; and

•	overseeing corporate governance programs.
     To promote independence of the audit function, the Audit and Corporate Governance Committee consults separately and jointly with the independent auditors, the internal auditors, and management. The board of directors has adopted a written charter for the Audit and Corporate Governance Committee, which sets forth the committee’s duties and responsibilities. We have attached a copy of the current charter to this proxy statement as Appendix A and it is available on our website at www.sjcb.com. In 2005, the Audit and Corporate Governance Committee met five times.
Human Resources Committee
     The Human Resources Committee, which is a bank- and company-level committee, is comprised of Messrs. Brady, Leep, Matthys, and McElwee, with Mr. Brady serving as Chairman. Each of the current members are members of the holding company’s and bank’s board of directors and are considered to be “independent,” as such term is defined by Nasdaq listing requirements, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code and a “non-employee” director under Section 16 of the Securities Exchange Act. This committee is responsible for setting Mr. Rosenthal’s compensation as well as the compensation of the other executive officers, administering our stock incentive plan and reviewing compensation and benefit matters generally. During 2005, the Human Resources Committee met one time.
Nominating Committee
     The Nominating Committee is comprised of Messrs. Brady, Eckrich and Martin and Ms. Reilly with Mr. Eckrich serving as the Chairman. Ms. Reilly will not be a member of the Nominating Committee following the annual meeting because she is not standing for reelection. This committee is responsible for overseeing the nomination of directors to serve on the board of directors. All of the members are deemed to be “independent” as such term is defined by Nasdaq listing requirement. The committee’s responsibilities and functions are further described in its charter, which is available on our website at www.sjcb.com. During 2005, the Nominating Committee met one time.
Director Nominations and Qualifications
     In carrying out its nominating function, the Nominating Committee evaluates all potential nominees for election, including incumbent directors, board nominees, and stockholder nominees, in the same manner, although it is not currently seeking candidates to serve on the board and we did not receive any stockholder nominations for the

2006 annual meeting. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities we serve, and an ability to meet the standards and duties set forth in our code of conduct. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and whether they are “independent” in accordance with Nasdaq listing requirements (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third-party firm or professional for the purpose of identifying candidates.
     As a result of Ms. Reilly’s decision not to stand for reelection the Nominating Committee evaluated whether to nominate another person in her place or to reduce the size of the board to eleven. As a result of its evaluation, the Nominating Committee concluded that it is in the company’s best interest to reduce the size of the board of directors by one seat rather than nominate an additional person at this time and the board approved this recommendation.
Stockholder Communication with the Board, Nomination and Proposal Procedures
     General Communications with the Board. Stockholders may contact our board of directors by contacting John W. Rosenthal, Chairman of the Board, at St. Joseph Capital Corporation, 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545 or (800) 890-2798.
     Nominations of Directors. In order for a stockholder nominee to be considered by the Nominating Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, Mark E. Secor, at the above address, at least 120 days prior to the anniversary of the date the previous year’s proxy statement was mailed to stockholders. Nominations for the 2007 Annual Meeting of Stockholders must be received no later than December 18, 2006 to be considered for inclusion in our proxy statement. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.
     In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the first anniversary date of the previous year’s annual meeting. The stockholder’s notice of intention to nominate a director must include a) for each person to be nominated: (i) the name, age and business and residence address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and b) as to the stockholder: (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.
     Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy for our 2007 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 18, 2006, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.
     For proposals to be otherwise brought by a stockholder and voted upon at an annual meeting, the stockholder must file written notice of the proposal to our Corporate Secretary to the address set forth above on or before 30 days in advance of the first anniversary of the previous year’s annual meeting.

Code of Conduct
     We have a code of conduct in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code of conduct is posted on our website at www.sjcb.com. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.
Director Compensation
     For serving on the board of directors of St. Joseph and St. Joseph Capital Bank in 2005, non-employee directors received an annual retainer of $2,000. Each non-employee director also received $750 for each meeting attended in person. For 2006, directors who are not officers will not receive an annual retainer but each non-employee director will receive $1,250 for each meeting attended in person and $625 for each meeting attended by telephone. Reimbursement of travel expenses up to $500 per meeting will be available to each director.
     Non-employee directors also received compensation for committee meetings attended when such meetings were not held on the same day as a full board meeting. For 2005, Executive Committee, Audit and Corporate Governance Committee, Nominating Committee, and Human Resources Committee members, received $750 per meeting attended. In lieu of meeting fees, in 2005 the chairman of the Audit and Corporate Governance Committee, received $17,500 as an annual retainer. Also for 2005, members of the Directors Loan Policy Committee and Investment Committee, both bank level committees, received $500 per meeting attended.
     For 2006, Executive Committee, Audit and Corporate Governance Committee, Nominating Committee, and Human Resources Committee members, will receive $750 per meeting attended in person and $375 for each meeting attended by telephone. In lieu of a retainer and per meeting fee, in 2006 the chairman of the Audit and Corporate Governance Committee will receive $3,500 per meeting attended and the Nominating Committee and Human Resources Committee chairmen will receive $1,875 per meeting attended. Also for 2006, members of the Directors Loan Policy Committee and Investment Committee, both bank level committees, will receive $500 per meeting attended.
     The following table provides information on 2005 compensation for non-employee directors who served during 2005.
NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR 2005

	Annual Cash	Additional	Additional
Name	Retainer	Meeting Fees	Committee Fees	Total
John Affleck-Graves	$2,000	$2,250	—	$4,250
Brian R. Brady	$2,000	$4,500	$3,125	$9,625
Anna Reilly	$2,000	$3,750	—	$5,750
David A. Eckrich	$2,000	$6,000	$10,750	$18,750
Jeffrey V. Hammes	$2,000	$3,000	$3,750	$8,750
Michael R. Leep, Sr.	$2,000	$5,250	$6,000	$13,250
Todd B. Martin	$19,500	$6,000	—	$25,500
Jack K. Matthys	$2,000	$6,000	$9,500	$17,500
Arthur H. McElwee, Jr.	$2,000	$5,250	$6,500	$13,750
Myron C. Noble	$2,000	$3,000	$3,750	$8,750
Ben F. Ziolkowski	$2,000	$6,000	$6,500	$14,500

EXECUTIVE COMPENSATION
     Our executive compensation program is intended to attract, motivate, and retain highly qualified individuals to assist us in delivering high performance to our customers and stockholders. In accordance with these goals, we have divided executive compensation into three main components; base salary, bonus, and long-term incentives. When setting an executive’s compensation, these components: are intended to work together to compensate the executive for his or her services and to reward the executive for the achievement of certain individual performance objectives and our overall performance during the year. Additionally, we believe that our equity incentive plan allows us to reward our executive officers and employees for the long-term performance of the company. We review all aspects of our compensation program and its application to individual executive officers on an annual basis to ensure that it continues to achieve our goals and objectives and to ensure that our compensation packages remain competitive.
     The following table shows the compensation for the last three fiscal years paid by us or St. Joseph Capital Bank to our executive officers who had a 2005 salary and bonus that exceeded $100,000.

SUMMARY COMPENSATION TABLE
Annual Compensation
	(b)			(g)
	Fiscal			Securities	(h)
(a)	Year	(c)		Underlying	All Other
Name and	Ended	Salary	(d)	Options	Compensation
Principal Position	December 31st	($)(1)	Bonus ($)	Granted (#)	($)(2)

John W. Rosenthal	2005	$206,500	$81,272	—	$20,733
President & Chief Executive	2004	$200,000	$108,960	—	$20,682
Officer	2003	$175,000	$80,218	—	$20,269

Amy Kuhar Mauro	2005	$131,500	$34,093	—	$3,938
Chief Credit Officer and	2004	$125,000	$44,946	—	$3,802
Executive Vice President	2003	$110,000	$25,399	—	$3,302

Alex P. Strati, Jr. (3) Chief	2005	$131,500	$34,093	—	$3,938
Commercial Banking Officer	2004	$125,000	$44,946	—	$3,802
and Executive Vice President

Mark E. Secor (4)	2005	$112,500	$29,790	1,727	$3,372
Chief Financial Officer,
Senior Vice President and	2004	$96,970	$32,240	5,000	$2,934
Secretary

(1)	Includes compensation deferred at the election of Messrs. Rosenthal, Strati, and Secor and Ms. Kuhar Mauro.

(2)	Represents amounts paid by us for contributions to our 401(k) plan for Messrs. Rosenthal, Strati, and Secor and Ms. Kuhar Mauro and an automobile allowance and life insurance for Mr. Rosenthal. For Mr. Rosenthal, in 2005, we contributed $6,300 in the 401(k) plan, $6,150 in 2004 and $5,676 in 2003. Additionally, the automobile allowance for Mr. Rosenthal was $14,133 for each of 2005, 2004, and 2003.

(3)	We were not required to disclose information regarding Mr. Strati in 2003, and therefore, we are only including salary information for 2004 and 2005.

(4)	Mr. Secor was hired in January 2004, and therefore, no salary information is included for 2003.

     Stock Option Information
          The following table sets forth certain information concerning the number and value of stock options granted in 2005 to the individuals named in the summary compensation table.

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
(f)
Potential Realizable
			(c)			Value at Assumed
	(b)		% of Total Options	(d)		Annual Rates of Stock
	Options		Granted to Directors	Exercise or	(e)	Price Appreciation for
(a)	Granted		and Employees	Base Price	Expiration	Option Term
Name	(#)		in Fiscal Year	($/Share)	Date	5%	10%
John W. Rosenthal	—		—	$—	—	$—	$—

Amy Kuhar Mauro	—		—	$—	—	$—	$—
Alex P. Strati, Jr.	—		—	$—	—	$—	$—
Mark E. Secor	1,727	(1)	7.1%	$26.30	1/03/2015	$32,264	$84,169
(1)	50% of the options were exercisable on January 3, 2005, 25% become exercisable on both January 3, 2006 and 2007.
          The following table sets forth certain information concerning the option exercised by the individuals named in the summary compensation table above during 2005 and the exercisable and unexercisable stock options at December 31, 2005.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION VALUES
	(b)
	Shares
	Acquired	(c)	(d)		(e)
	on	Value	Number of Securities		Value of Unexercised In-
(a)	Exercise	Realized	Underlying Unexercised		the-Money Options
Name	(#)	($)	Options at FY-End (#)		at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Rosenthal	—	—	59,450	25,550	$996,350	$306,600
Amy Kuhar Mauro	1,000	$19,660	16,446	1,000	$257,717	$19,400
Alex P. Strati, Jr.	1,500	$23,655	17,322	900	$264,744	$17,460
Mark E. Secor	—	—	1,863	4,864	$13,059	$40,059

Employment Agreements
     On October 1, 2002, we entered into an amended employment agreement with John W. Rosenthal, which provides for an initial three-year term of employment. In the absence of notice from either party to the contrary, the employment term under the agreement extends for additional successive three-year terms. The agreement provides that Mr. Rosenthal was to receive an annual salary of at least $206,500 for 2005. The agreement also includes a provision for the review, and possible increase, but not a decrease, of his salary in subsequent years, as well as performance bonuses, membership in a local country club, life insurance in the amount of $300,000, an automobile allowance and participation in our benefit plans and disability benefits.
     The employment agreement is terminable at any time by us or by Mr. Rosenthal. The agreement provides severance benefits in the event he is terminated without cause or upon a change in control, including severance compensation equal to three times the sum of: (i) his salary at the rate then in effect at the time of termination; (ii) a bonus equal to 50% of his then current salary; and (iii) the value of the other benefits for the remainder of the then current term of the employment agreement. We also must pay all accrued salary, vested deferred compensation and other benefits then due to him. Moreover, he will continue to receive health, life and disability insurance coverage for three years following such termination. If Mr. Rosenthal was terminated on December 31, 2005 without cause or upon a change in control, the estimated value of the payment owed to him under the employment contract would be approximately $966,250. We may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Rosenthal. Pursuant to a non-competition covenant of the agreement, Mr. Rosenthal is prohibited from competing with us within a 50-mile radius of our main office for a period of one year following the termination of his employment agreement.
     On October 1, 2002, we entered into an amended employment agreement with Alex P. Strati, Jr., which provides for an initial one-year term of employment. In the absence of notice from either party to the contrary, the employment term under the agreement extends for additional successive one-year terms. The agreement provides for a minimum base salary of $99,000. Under the agreement, Mr. Strati receives all other benefits provided to senior officers of St. Joseph.
     The employment agreement is terminable at any time by us or by Mr. Strati. The agreement provides severance benefits in the event he is terminated without cause or upon a change in control, including severance compensation equal to one-year for termination without cause and one and one half times upon a change in control, the sum of: (i) his salary at the rate then in effect at the time of termination; (ii) a bonus equal to 33% of his then current salary; and (iii) the value of the other benefits for the remainder of the then current term of the employment agreement. We also must pay all accrued salary, vested deferred compensation and other benefits then due to him. Moreover, he will continue to receive health, life and disability insurance coverage for one year following such termination. If Mr. Strati was terminated on December 31, 2005 without cause the estimated value of the payment owed to him under the employment contract would be approximately $191,000 or if Mr. Strati was terminated on December 31, 2005 upon a change in control the estimated value of the payment owed to him under the employment contract would be approximately $286,000. We may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Strati. Pursuant to a non-competition covenant of the agreement, Mr. Strati is prohibited from competing with us within a 50-mile radius of our main office for a period of one year following the termination of his employee agreement.
St. Joseph Capital Bank 401(k) Plan
     We sponsor the St. Joseph Capital Bank 401(k) Plan covering all employees meeting age and service requirements. The plan provides for voluntary employee contributions and discretionary employer contributions. Employee contributions are vested at all times and any employer contributions are fully vested after three years. Currently, we do not match employee contributions. The annual expense related to the plan is based on a discretionary safe harbor contribution of 3.0% of all eligible employees’ salaries irrespective of the employee’s participation in the plan during the year. The discretionary matching percentage and the additional discretionary contribution are determined by the board of directors at the end of each year. The expense recorded related to this plan was approximately $107,000 for 2005.

St. Joseph Capital Corporation 1996 Stock Incentive Plan
     Under the St. Joseph Capital Corporation 1996 Stock Incentive Plan, key management, employees and directors may be awarded incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. The plan was originally approved by our stockholders in 1996 and in 1998 our stockholders approved an increase in the number of shares available under the Plan. Currently, a total of 425,000 shares are authorized for issuance under the plan. Generally, we have only issued options under the plan. The exercise price of the awards is generally the trading price of our common stock at the time of grant and is determined by the Human Resource Committee. We have not, at any time, engaged in the repricing of any stock options already granted. As of December 31, 2005, we had 63,903 shares remaining under the plan reserved for awards not yet granted. Pursuant to its terms, the plan terminates on April 15, 2006. The St. Joseph Capital Corporation 2006 Equity Incentive Plan, discussed below, will replace the 1996 Stock Incentive Plan if approved by stockholders.
Human Resources Committee Report on Executive Compensation
     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.
     General. The Human Resources Committee is committed to providing a total compensation program that supports St. Joseph’s long-term business strategy and performance culture and creates a commonality of interest among our stockholders. The committee is responsible for the oversight of executive compensation and reviews our compensation program on an ongoing basis.
     The overall philosophy used by the committee when making decisions is as follows:
•	to provide incentives for executive officers to work towards achieving successful annual results and strategic objectives;

•	to encourage consistent and competitive return to stockholders;

•	to provide significant reward for achievement of superior performance, as well as significant risk to penalize substandard performance;

•	to create significant opportunity and incentive for executives to be long-term stockholders;

•	to link executive compensation rewards to increases in stockholder value, as measured by favorable long-term results and continued strengthening of our financial condition;

•	to provide flexibility to recognize, differentiate, and reward individual performance; and

•	to facilitate stock ownership through granting of stock options.
     During the 2005 fiscal year, the Human Resources Committee was comprised of Messrs. Brady, Leep, Matthys, and McElwee.
     Establishment of Executive Compensation Program and Procedures. For each executive officer, the Human Resources Committee was responsible for the establishment of base salary, as well as an award level for the annual incentive compensation program, both subject to the approval of the non-employee directors. The Human Resources Committee was also responsible for the administration of the stock programs for the executive officers, as well as recommendations regarding other executive benefits and plans, subject to the same approval process.
     Program Components. In order to accomplish its objectives, the Human Resources Committee has determined that executive compensation for all key executives, including the Chief Executive Officer, should consist of three basic components; base salary, incentive bonus, and long-term incentive compensation. In reviewing an officer’s compensation, the committee considers and evaluates all components of the officer’s total compensation package. This involves reviewing the officer’s base salary, bonus, incentive stock awards, perquisites, participation in our 401(k) plan, payments due upon a change of control, if any, and all other payments and awards that the officer earns.
     Base Salary. The Human Resources Committee reviews each executive’s base salary on an annual basis. It is the committee’s policy that the base salaries of our executives should offer each executive security and allow us to attract qualified executives and maintain a stable management team and environment. The committee targets base salaries at levels comparable to those of comparable positions within the marketplace. With the exception of Mr. Rosenthal and Mr. Strati (whose salaries may be increased, but not decreased below a certain level), who have employment agreements that are described above, the executive’s salary may be adjusted either up or down, to reflect our financial performance, including, but not limited to, our earnings per share, net income and return on average assets, although no specific weight is given to these factors. Additionally, base salaries are determined by examining, among other things, the executive’s level of responsibility, authority, prior experience, time in position and potential, education, breadth of knowledge, and internal performance objectives. The executive’s current salary in relation to the executive’s salary range and the median salary practices of the marketplace are also considered. All of the factors described herein are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight. In selected cases, other factors may also be considered.
     Annual adjustments to an executive’s base salary are driven by corporate and individual performance. Corporate performance, measured primarily in terms of earnings per share, return on equity and assets and enhancement of book value per share, impacts an executive’s base salary. In addition, the Human Resources Committee will also measure individual performance. When measuring individual performance, the committee considers the individual’s efforts in achieving established financial and business objectives, managing and developing employees and enhancing long-term relationships with customers.
     The base salary of $206,500 paid to Mr. Rosenthal, as President and Chief Executive Officer, during 2005 was set in part upon the committee’s satisfaction with St. Joseph’s overall financial performance, including its net income and return on average equity as well as its superior asset quality record since inception. Additionally, the committee considered Mr. Rosenthal’s personal performance as President and Chief Executive Officer, as well as his employment contract, his previous years’ salaries and the salary levels of other similarly situated financial institutions.
     Incentive Bonus. Executive officer bonuses that were paid in 2005, including Mr. Rosenthal’s, were determined by an established executive incentive compensation program, which is reviewed annually by the committee. The incentive bonus portion is directly related to financial performance, as measured by net income and other financial factors. The committee retains the right to modify the program and/or withhold payment at any time.
     As the President and Chief Executive Officer of the Company, Mr. Rosenthal received a cash bonus of $81,272 for 2005. This was awarded by the committee in accordance with the program described above.
     Long-Term Incentive Compensation. The final component of the executive compensation program is long-term incentive compensation. St. Joseph maintains a 401(k) plan and a stock incentive plan to reward our senior executives for outstanding performance and to help us attract and retain qualified personnel in key positions. The 401(k) plan allows eligible participants to defer a portion of their salary to a tax-deferred trust. We may also make a discretionary contribution, to any employee’s account based on company or individual performance, although we have not made such a contribution in the past. Additionally, we generally have made a discretionary contribution of 3.0% of all eligible employees’ salaries irrespective of the employee’s participation in the plan during the year. The discretionary matching percentage and the additional discretionary contribution are determined by the board of directors at the end of each year. Mr. Rosenthal received this 3.0% contribution in his 401(k) account for 2005.
     The current stock incentive plan and its replacement, which will be voted on by stockholders at the annual meeting, are further designed to give key employees a proprietary interest in St. Joseph, as an incentive to contribute to its success. Awards under the plan are determined by the committee based on each respective employee’s level of responsibility, overall performance and significance to St. Joseph’s future growth and profitability. To reinforce our long-term perspective and to retain valued executives, awards granted to these individuals generally vest ratably over a three-year period following grant. Options are issued at the market value of the common stock at the time of issuance, thereby providing a benefit only upon future stock appreciation. In 2005, the Company awarded 24,311 options to employees. Mr. Secor received 1,727 stock options on January 3, 2005.
     $1 Million deduction limitation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction to $1 million for compensation paid to certain executive officers of public companies. The limitations on the deductibility of executive compensation imposed under Section 162(m) did not affect the deductibility of compensation paid during 2005 to our executive officers. However, the Human Resources Committee will continue to evaluate the impact which Section 162(m) may have on St. Joseph and take such actions as it deems appropriate.
     409A Compliance. During 2005, the Human Resources Committee closely monitored the regulatory developments under Section 409A of the Internal Revenue Code, which was enacted as part of the American Jobs Creation Act of 2004 and deals with specific tax rules for non-qualified deferred compensation plans. St. Joseph intends to amend and restate any plans that are deemed to constitute non-qualified deferred compensation plans prior to the expiration of the transition period on December 31, 2006 in order to ensure its plans are in full compliance with the new laws.
     Conclusion. The Human Resources Committee believes these executive compensation policies and programs effectively serve the interests of stockholders and St. Joseph. The committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of St. Joseph for the benefit of all stockholders.
Brian R. Brady, Chairman
Michael R. Leep, Sr.
Jack K. Matthys
Arthur H. McElwee, Jr.
Human Resources Committee Interlocks and Insider Participation
     During 2005, none of the directors serving on the Human Resources Committee was an officer or employee of St. Joseph or St. Joseph Capital Bank. In addition, during 2005 no executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of our committee was engaged as an executive officer.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2005, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2005.

Performance Graph
     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.
     The following graph shows a five-year comparison of cumulative total returns on an investment of $100 on December 31, 2000 in our common stock, Nasdaq and SNL Midwest Banks. The graph assumes the reinvestment of all dividends received. The graph was prepared by SNL Securities, Charlottesville, Virginia, at our request.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
St. Joseph Capital Corporation	$100.00	$107.22	$156.70	$171.13	$222.16	$259.05
NASDAQ – Total US	$100.00	$79.18	$54.44	$82.09	$89.59	$91.54
SNL Midwest Bank Index	$100.00	$102.20	$98.59	$126.20	$142.40	$137.21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     During the year ended December 31, 2005, certain of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan clients of, and have had other transactions with us in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.
     On March 31, 2005, Martin Capital Management, LLP, of which Todd B. Martin is a principal, entered into a 15-year lease with St. Joseph Capital Bank. The building, where the Company’s Elkhart banking center is located, is owned by Riverfront Partners, LLC, of which St. Joseph holds a 49% ownership interest. St. Joseph Capital Bank leased the first and third floors of the building from Riverfront Partners, LLC. Martin Capital Management, LLP subleased the third floor of the building, making payments of $74,000 during 2005 to St. Joseph Capital Bank. The total lease payments for the first five years are expected to be $495,000. The lease payments for the following two five-year periods will be adjusted for inflation and cannot be reduced below the original lease payment. This transaction was pre-approved by the board of directors and the board believes that the terms of the lease are no less favorable to St. Joseph or St. Joseph Capital Bank than could have been obtained from non-affiliated parties.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     The following table sets forth certain information regarding our common stock beneficially owned on February 28, 2006 with respect to each director, each executive officer named in the summary compensation table above and all directors and executive officers of St. Joseph and St. Joseph Capital Bank as a group.

Name of Individual and	Amount and Nature of	Percent
Number of Persons in Group	Beneficial Ownership (1)(2)	of Class
Directors
John W. Rosenthal	80,515	4.4%
John Affleck-Graves	—	—
Brian R. Brady	17,271	1.0%
Anna Reilly	16,257	0.9%
David A. Eckrich	25,672	1.5%
Jeffrey V. Hammes (3)	47,730	2.7%
Michael R. Leep, Sr.	33,835	1.9%
Todd B. Martin (4)	69,315	4.0%
Jack K. Matthys	45,351	2.6%
Arthur H. McElwee, Jr.	19,713	1.1%
Myron C. Noble	25,000	1.4%
Ben F. Ziolkowski	3,307	0.2%
Amy Kuhar Mauro	16,910	1.0%
Alex P. Strati, Jr.	21,592	1.2%
Mark E. Secor	3,648	0.2%
All directors and executive officers as a group (15 persons)	426,116	22.6%

(1)	The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2)	Includes shares obtainable under options granted to directors and officers of St. Joseph and St. Joseph Capital Bank under our stock incentive plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. Rosenthal – 59,450 shares; Mr. Brady – 3,121; Ms. Reilly – 1,741; Mr. Eckrich – 4,572; Mr. Hammes – 681; Mr. Leep, Sr. – 1,685; Mr. Martin – 1,965; Mr. Matthys – 20,351; Mr. McElwee – 4,487; Mr. Ziolkowski – 81; Ms. Kuhar Mauro – 14,446; Mr. Strati – 17,322; Mr. Secor – 3,295; and all directors and executive officers as a group – 133,197.

(3)	Includes 45,800 shares held in a trust over which Mr. Hammes has sole voting and investment power.

(4)	Includes 67,350 shares held at Martin Capital Management, LLP, an investment advisory firm, for the benefit of its clients. Of these shares, the firm has sole voting power over 60,450 shares and sole investment power over 64,700 shares. Mr. Martin is a partner of Martin Capital Management, LLP and disclaims any beneficial ownership in these shares. Mr. Martin also shares investment and voting power over 2,650 shares which he owns personally.
PROPOSAL TWO: APPROVAL OF THE ST. JOSEPH CAPITAL CORPORATION 2006
EQUITY INCENTIVE PLAN
     A proposal will be presented at the annual meeting of stockholders to approve the St. Joseph Capital Corporation 2006 Equity Incentive Plan. The board of directors approved the 2006 Equity Incentive Plan on March 23, 2006, subject to stockholder approval. A summary of the material provisions of the 2006 Equity Incentive Plan is set forth below and a copy of the 2006 Equity Incentive Plan is set forth in Appendix B.
     The 2006 Equity Incentive Plan authorizes the issuance of up to 100,000 shares of St. Joseph’s common stock to participants pursuant to the various awards permitted under the plan. As of April 3, 2006 there were 54,148 shares remaining under the St. Joseph Capital Corporation 1996 Stock Incentive Plan. Additionally, the 1996 Stock Incentive Plan will expire on April 16, 2006. Because no additional awards will be granted under the 1996 Plan following stockholder approval of the 2006 Equity Incentive Plan, there will be a net increase of 45,852 shares available for issuance to participants. We believe that the additional 100,000 shares will enable it to grant awards to employees and directors at a level that is consistent with our overall compensation philosophy.
     The 2006 Equity Incentive Plan effective date is May 25, 2006 subject to approval by stockholders and, if approved, will continue in effect until terminated by the board. However, no awards may be granted under the 2006 Equity Incentive Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date remain subject to the terms of the 2006 Equity Incentive Plan.
Purpose
     The 2006 Equity Incentive Plan has been established by St. Joseph to:
•	promote the long-term financial success of the company;

•	attract, retain and reward persons who can contribute to such success; and

•	further align the participants’ interests with those of our stockholders.
     The 2006 Equity Incentive Plan is intended to promote the long-term financial interest of the company and its subsidiaries, including the growth in value of the company’s equity and enhancement of long-term stockholder return.

     We have proposed the 2006 Equity Incentive Plan at this time because we believe in the merits of linking executives’ overall compensation opportunities to the enhancement of long-term stockholder return. St. Joseph has historically used equity-based compensation in the form of options as key elements of its executives’ compensation packages. Because we believes it is important for our employees and directors to have an equity interest in the company, the board has approved the 2006 Equity Incentive Plan, and is now recommending it to stockholders for approval. Adoption of the 2006 Equity Incentive Plan will help achieve this goal and is necessary in order for St. Joseph to continue making equity awards to employees and directors at competitive levels.
General
     The 2006 Equity Incentive Plan provides that it will be administered by a committee comprised of two or more members of the board who are both non-employee directors and outside directors, as these terms are used in Rule 16b-3 of the Exchange Act and section 162(m) of the Internal Revenue Code, respectively. The committee selects from the eligible participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. Additionally, the committee may reduce or eliminate any restrictions or vesting requirements applicable to an award. Eligible participants include employees of St. Joseph or any of its subsidiaries, or consultants, directors or other persons providing services to St. Joseph or any of its subsidiaries. The committee may delegate all or any portion of its responsibilities or powers under the 2006 Equity Incentive Plan to persons selected by it. If the committee does not exist, or for any other reason determined by the board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the board may take any action under the 2006 Equity Incentive Plan that would otherwise be the responsibility of the committee.
     The 2006 Equity Incentive Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights, or “SARs,” stock awards and cash incentive awards.
     Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2006 Equity Incentive Plan is 100,000 shares of stock, all of which may be granted as incentive stock options. Any shares covered by an award that are not delivered on an unrestricted basis (for example, because the award is forfeited or canceled) shall not be deemed to have been delivered for this purpose.
     The following additional limits apply to awards under the 2006 Equity Incentive Plan:
•	no more than 50,000 shares of our common stock may be covered by options or SARs under a grant to any one participant in any one calendar year that is intended to be “performance-based compensation;”

•	no more than 50,000 shares of our common stock may be used for stock awards to any one participant that are intended to be “performance-based compensation” (as described below) during any calendar year;

•	the maximum amount of cash incentive awards or cash settled stock awards intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $1,000,000; and

•	no more than 10,000 shares of stock may be covered by an option or SARs to a non-employee director during any calendar year and no more than 5,000 shares of stock may be granted to non-employee directors in any calendar year.

     Shares of stock with respect to which awards may be made under the 2006 Equity Incentive Plan shall be:
•	shares currently authorized but unissued; or

•	shares currently held or acquired by the company as treasury shares, including shares purchased in the open market or in private transactions.
     The committee may use shares of stock available under the 2006 Equity Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements, including the plans and arrangements of St. Joseph assumed in business combinations.
     In the event of a corporate transaction involving our common stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the shares limitations described above and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under section 162(m) of the Internal Revenue Code; provided, however, that the committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate. Action by the committee may include:
•	adjustment of the number and kind of shares which may be delivered under the 2006 Equity Incentive Plan;

•	adjustment of the number and kind of shares subject to outstanding awards;

•	adjustment of the exercise price of outstanding options and SARs; and

•	any other adjustments that the committee determines to be equitable, which may include, without limitation:
o	replacement of awards with other awards which the committee determines have comparable value and which are based on stock of a company resulting from the transaction; and

o	cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment may be the excess of value of the stock subject to the option at the time of the transaction over the exercise price.
     Except as otherwise provided by the committee, awards under the 2006 Equity Incentive Plan are not transferable except as designated by the participant by will, by laws of descent and distribution or pursuant to a qualified domestic reductions order.
Eligibility
     All employees and directors of, and service providers to, St. Joseph or its subsidiaries are eligible to become participants in the 2006 Equity Incentive Plan, except that non-employees may not be granted incentive stock options. As of April 3, 2006, St. Joseph and its subsidiaries had approximately 80 employees. The committee will determine the specific individuals who, in the future, will be granted awards under the 2006 Equity Incentive Plan and the type and amount of any such awards.
Options
     The committee may grant an incentive stock option or non-qualified stock option to purchase stock at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of the stock at the time the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to St. Joseph as consideration for the grant of a replacement option with a lower exercise price, except as approved by the our stockholders or as adjusted for corporate transactions described above.
     The option shall be exercisable in accordance with the terms established by the committee. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the committee, the purchase price of an option shall be payable in cash, by other property deemed acceptable by the committee, in shares of stock (valued at fair market value as of the day of exercise), by authorizing a third party to sell shares of stock and remit a sufficient portion of the proceeds to St. Joseph, by personal, certified or cashier’s check, or a combination thereof. The committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of an option as the committee determines to be desirable.
Stock Appreciation Rights
     SARs entitle the participant to receive cash, stock or a combination thereof, equal in value to the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the committee prior to the grant of SARs. Except as described below, the exercise price for SARs shall not be less than the fair market value of the stock at the time the SARs are granted. SARs shall be exercisable in accordance with the terms established by the committee. The committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of SARs as the committee determines to be desirable.
Stock Awards
     The following types of “stock awards” may be granted, as determined by the committee:
•	the committee may grant shares of stock that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due;

•	the committee may grant shares of stock that are contingent on the achievement of performance or other objectives during a specified period; and

•	the committee may grant shares of stock subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.
     Stock awards may be granted in the form of bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units or any other equity-based award as determined by the committee. Any such stock awards shall be subject to such conditions, restrictions and contingencies as the committee determines.
Cash Incentive Awards
     A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the committee. The committee may grant cash incentive awards (including the right to receive payment of cash or stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant’s performance objectives over a specified period established by the committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the committee.

Forfeiture
     Unless specifically provided to the contrary in the applicable award agreement, if an employee or non-employee director is terminated for cause, any outstanding award held by such employee or non-employee director shall be forfeited immediately and such participant will have no further rights under the award.
$1 Million Limit
     Under Section 162(m) of the Internal Revenue Code, as a public company we generally cannot deduct annual compensation in excess of $1 million paid to any of the five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. We generally expect options and SARs granted under the 2006 Equity Incentive Plan will satisfy the requirements for “performance-based compensation.” The committee may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m). Any such awards designated as intended to be “performance-based compensation” must be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used for such awards must be based on any one or more of the following performance measures of St. Joseph or its subsidiaries, as selected by the committee; earnings, financial return ratios, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, interest sensitivity gap levels, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of St. Joseph as a whole or of any one or more of its subsidiaries or business units and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The committee may adjust performance measures after they have been set, but only to the extent the committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(a). In establishing the performance measures, the committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.
Change in Control
     Upon the occurrence of a change in control of the company all outstanding options and SARs by a participant who is employed by, or providing services to, St. Joseph or its subsidiaries at the time of such change in control, shall become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested immediately prior to the change in control (subject to limitations on performance-based awards). For the purposes of the 2006 Equity Incentive Plan, a “change in control” is generally deemed to occur when: (i) any person becomes the beneficial owner of thirty-three percent (33%) or more of St. Joseph’s voting stock; (ii) during any twenty-four month period, at least two-thirds of members of the board consists of individuals other than incumbent directors at the beginning of such period, which term means the members of the board on the effective date of the 2006 Equity Incentive Plan, provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the incumbent directors shall be considered to be an incumbent provided further; (iii) St. Joseph combines or merges with another company and immediately after the combination, the stockholders of St. Joseph immediately prior to the combination hold, directly or indirectly, less that sixty-seven percent (67%) of the voting stock of the resulting company; or (iv) the complete liquidation or dissolution or an agreement for the disposition of all or substantially all of St. Joseph’s assets. Notwithstanding the foregoing, a change of control will not be deemed to occur solely because fifty-one percent (51%) or more of St. Joseph’s voting power is acquired by: (a) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for St. Joseph’s employees; or (b) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by St. Joseph’s stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

Amendment and Termination
     The board may at any time amend or terminate the 2006 Equity Incentive Plan or any award granted under the 2006 Equity Incentive Plan, provided that no amendment or termination may adversely affect the rights of any participant without the participant’s written consent. The board may not amend the provision of the 2006 Equity Incentive Plan related to repricing, materially increase the original number of securities which may be issued under the 2006 Equity Incentive Plan (other than as provided in the 2006 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2006 Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the board may amend the 2006 Equity Incentive Plan at any time, retroactively or otherwise, to insure that the 2006 Equity Incentive Plan complies with current or future law without stockholder approval, and the board may unilaterally amend the plan and any outstanding award, without participant consent in order to avoid the application of, or to comply with, Internal Revenue Code section 409A, and its applicable regulations and guidance.
United States Income Tax Considerations
     The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2006 Equity Incentive Plan.
     Non-Qualified Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and St. Joseph will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
     Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of St. Joseph or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
     The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
     If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
     If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and St. Joseph will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
     Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant. Upon exercise of SARs, the fair market value of cash or shares received will be taxable to the participant as ordinary income and St. Joseph will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
     Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and St. Joseph will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and St. Joseph will be entitled to a corresponding deduction.
     Section 83(b) Elections. The Committee may permit a participant to elect pursuant to section 83(b) of the Internal Revenue Code to have income recognized and measured at the date of grant of certain stock awards and to have the applicable capital gain holding period commence as of that date, as described below.
     If a participant is granted shares of stock that are subject to a substantial risk of forfeiture, recognition of income may be accelerated to the date of grant if permitted by the Committee and if the participant files an election under Internal Revenue Code section 83(b). Such an election must be filed with the IRS not later than 30 days after the date the property was transferred (i.e., the date of grant), and may be filed prior to the date of transfer. A copy of the election must be filed with St. Joseph. If such an election is properly filed in a timely manner: (i) we will be entitled to a deduction at the time of grant and in an amount equal to the fair market value of the shares at the time of grant (determined without regard to forfeiture restrictions and other non-permanent restrictions); (ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by St. Joseph; and (iii) there will be no further tax consequences when the restrictions lapse. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of grant. If a participant who has made such an election subsequently forfeits the shares, the participant will not be entitled to any deduction or loss.
     Withholding Of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the committee, participants may have shares withheld from awards or may tender previously owned shares to St. Joseph to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy our minimum statutory withholding obligation.
     Change In Control. Any acceleration of the vesting or payment of awards under the 2006 Equity Incentive Plan in the event of a change in control of St. Joseph may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by St. Joseph.
     Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2006 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2006 Equity Incentive Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
The Board recommends the approval of the St. Joseph Capital Corporation 2006 Equity Incentive Plan.

Securities Authorized For Issuance Under Equity Compensation Plans
     The table below sets forth the following information as of December 31, 2005 for the St. Joseph Capital Corporation 1996 Stock Incentive Plan:
(a)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(b)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(c)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION
	Number of securities	Weighted-average
	to be issued upon	exercise	Number of securities
	exercise of	price of outstanding	remaining available for
Plan category	outstanding options	options	future issuance
Equity compensation plans approved by security holders	280,401	$ 17.10	63,903
Equity compensation plans not approved by security holders	—	—	—

Total	280,401	$ 17.10	63,903

AUDIT AND CORPORATE GOVERNANCE COMMITTEE REPORT
     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.
     The Audit and Corporate Governance Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit and Corporate Governance Committee also reviews the audited consolidated financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.
     The Audit and Corporate Governance Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2005 with our management and Plante & Moran, PLLC, our independent auditors. The committee has also discussed with Plante & Moran, PLLC the matters required to be discussed by SAS No. 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Plante & Moran, PLLC required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Plante & Moran, PLLC, the committee has recommended to the board that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ending December 31, 2005 for filing with the Securities and Exchange Commission.
Todd B. Martin, Chairman
David A. Eckrich
Jeffrey V. Hammes
Jack K. Matthys
Myron C. Noble
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
     Our Audit and Corporate Governance Committee has named Plante & Moran, PLLC, to serve as our independent accountants for 2006. Representatives of Plante & Moran, PLLC, are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Accountant Fees
     Audit Fees. The aggregate amount of fees billed by Plante & Moran, PLLC for its audit of our annual financial statements in 2005 and 2004 and for its required reviews of our unaudited interim financial statements included in our quarterly reports filed during 2005 and 2004 was $97,785 and $49,650. The increase in 2005 over 2004 was primarily the result of an acceleration in Plante & Moran, PLLC’s billing cycle due to a greater portion of their 2005 annual audit work being completed earlier than in previous years as well as a normal price increase in their audit fees attributable to our increased size and the audit requirements necessary for our status as a public company.
     Audit Related Fees. We did not incur any audit related fees in 2005 or 2004.
     Tax Fees. The aggregate amounts of tax related services billed by Plante & Moran, PLLC for 2005 and 2004 were $7,370 and $5,540, for professional services rendered for tax compliance, tax advice and tax planning. The services provided included assistance with the preparation of our tax return and guidance with respect to estimated tax payments.
     All Other Fees. The aggregate amount of all other fees billed by Plante & Moran, PLLC for 2005 and 2004 was $3,870 and $605. The services provided in 2005 were related to tax consulting on direct finance leases and consulting on financial reporting matters to the audit committee. The services provided in 2004 were related to discussions on the disposition of incentive stock options and the Audit and Corporate Governance Committee charter.
     The Audit and Corporate Governance Committee, after consideration of these matters, does not believe that the rendering of these services by Plante & Moran, PLLC to be incompatible with maintaining their independence as our principal accountants.
Audit and Corporate Governance Committee Pre-Approval Policy
     Among other things, the Audit and Corporate Governance Committee is responsible for appointing, setting compensation for and overseeing the work of the independent accountant. The Audit and Corporate Governance Committee has not adopted any formal policy concerning pre-approval of the audit and permissible non-audit services to be provided by Plante & Moran, PLLC. These services include audit and audit-related services, tax services, and other services. Instead, on a case by case basis, any audit or permissible non-audit service proposed to be performed is considered by and, if deemed appropriate, approved by the Audit and Corporate Governance Committee in advance of the performance of such service. All of the fees earned by Plante & Moran, PLLC described above were attributable to services pre-approved by the Audit and Corporate Governance Committee.
ANNUAL REPORT ON FORM 10-K
     We will furnish without charge to each person representing that he or she was a beneficial owner of our common stock as of the record date for the meeting, upon written request, a copy of our annual report on Form 10-K. Such written request should be sent to Mark E. Secor, St. Joseph Capital Corporation, 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. Our filings with the SEC are also available via the Internet at our website at “www.sjcb.com” and at “www.sec.gov.”
OTHER BUSINESS
     It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters are properly brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.
FAILURE TO INDICATE CHOICE
     If any stockholder fails to indicate a choice in item (1) on the proxy card, the shares of such stockholder will be voted (FOR) all nominees. If any stockholder fails to indicate a choice in item (2) on the proxy card, the shares of such stockholders will be voted FOR the approval of the adoption of the St. Joseph Capital Corporation 2006 Equity Incentive Plan.

By order of the Board of Directors

John W. Rosenthal
Chairman
Mishawaka, Indiana
April 17, 2006
ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

Appendix A
Audit & Corporate Governance Committee Charter
I. Purpose
     The purposes of the Audit and Corporate Governance Committee (the “Committee”) are to assist the board of directors of St. Joseph Capital Corporation (the “Company”) in fulfilling its oversight responsibilities with respect to:
(1)	the integrity of the Company’s financial statements and reports filed with the Securities and Exchange Commission (the “Commission”);

(2)	the Company’s compliance with certain legal and regulatory requirements;

(3)	the independent auditor’s qualifications and independence; and

(4)	the performance of the Company’s internal audit function and independent auditor. The role of the Committee also includes encouragement of strong, positive working relationships and free and open communication among the directors, the independent auditor, the internal auditors, the regulatory authorities, the Company’s legal counsel and the Company’s management.
II. Committee Composition
▪	The Committee shall consist of at least four directors, each of whom shall be an independent director, free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee and each of whom shall satisfy 1) the independence requirements of the National Association of Securities Dealers, 2) the experience requirements set forth under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 and the rules and regulations of the Commission. The Committee shall inform the board of directors on an annual basis whether the Committee believes that a member of the Committee possesses financial management expertise sufficient to qualify as an “audit committee financial expert” as defined by the rules and regulations of the Commission. The Committee will evaluate member independence and financial sophistication. Committee members shall not simultaneously serve on the audit committees of more than one other public company.

▪	The board of directors shall make determinations of independence with respect to possible appointees and shall appoint the members of the Committee and the Committee Chairman on the recommendation of the Nominating Committee. The board of directors shall apply the rules and restrictions of the National Association of Securities Dealers relating to independence and consider employment, officer, business, family, charitable and other relationships in making such determinations and appointments.
III. Committee Meetings
▪	The Committee shall meet at least once quarterly and shall meet more frequently as deemed necessary to fulfill the responsibilities prescribed in this Charter or by the board of directors. The Chairman of the Committee may call special meetings of the Committee.

▪	The Committee shall meet at least quarterly with the independent auditor and management of the Company in separate executive sessions.

▪	The Committee may invite members of management, legal counsel, the internal auditors, the Company’s independent auditor, and the regulatory examiners to participate in Committee meetings, as deemed appropriate by the Committee.

▪	The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

▪	The Committee shall periodically report on its meetings and other activities to the board of directors and shall keep accurate minutes of its meetings and shall present such minutes to the board of directors for its approval.
IV. Responsibilities and Duties
A. Committee Charter
(1)	The Committee shall review and assess the adequacy of the Committee Charter on an annual basis, or more frequently as needs dictate, and recommend to the board of directors any revisions considered appropriate.

(2)	The Committee Charter shall be included as an appendix to the Company’s proxy statement in accordance with the rules and regulations promulgated by the Commission under the Exchange Act, as such rules and regulations may be modified or supplemented from time to time (“Commission Rules”).

(3)	The Committee shall prepare and publish in the Company’s proxy statement a Committee Report as and when required by Commission Rules.
B. Independent Auditor and Other Independent Accountants and Advisors
The independent auditor for the Company is ultimately accountable to the board of directors and the Committee of the Company and shall report directly to the Committee.
     The Committee shall:
(1)	Have sole authority over the appointment, retention, discharge or replacement of the independent auditor.

(2)	Pre-approve the audit plan and the scope of the audit on an annual basis or as otherwise necessary, and approve any modifications thereto.

(3)	Be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the Company providing appropriate funding, as determined by the Committee, for payment of such compensation.

(4)	Pre-approve all auditing services and permitted non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditor as required and permitted by Section 10A(i)(1) of the Exchange Act of 1934. Such pre-approvals may be made pursuant to policies and procedures established by the Committee in accordance with Commission Rules and other guidance.

(5)	Receive and discuss with management and the independent auditor the letter from the independent auditor regarding the auditor’s independence required by the Independence Standards board No. 1 (Independence Discussions with Committees), as such Standard may be modified or supplemented from time to time.

(6)	Obtain and review a report from the independent auditor at least annually regarding: (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Company.

(7)	Periodically and at least annually review, evaluate and discuss with the independent auditor such auditor’s independence, effectiveness and performance, including the lead partner of the independent auditor team, and any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

(8)	Ensure the rotation of the audit partners as required by the Commission Rules and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

(9)	Present its conclusions regarding its evaluation of the independent auditor to the board of directors and recommend to the board any appropriate action to satisfy the Committee and/or the board of the qualifications, performance and independence of the independent auditor.

(10)	Review the extent to which public accountants other than the principal independent auditor are used by the Company and the rationale for such use.

(11)	Recommend to the board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account consistent with Nasdaq and Commission Rules.
C. Internal Auditor
     The Committee shall:
(1)	Have sole authority over the appointment, retention, discharge or replacement of the internal auditor (or outsourced internal audit provider) and at least annually review the performance of the internal auditor.

(2)	Pre-approve the internal audit plan and the scope of the internal audit on an annual basis or as otherwise necessary, and approve any modifications thereto.

(3)	Be directly responsible for the compensation and oversight of the work of the internal auditor for the purpose of preparing or issuing an internal audit report, compliance report or related work, with the Company providing appropriate funding, as determined by the Committee, for payment of such compensation.

(4)	Ensure adequate resources are available to execute the internal audit plan.

(5)	Review the results of completed internal audits with the internal auditor and monitor corrective actions taken by management, as deemed appropriate.

(6)	Review the results of completed regulatory examinations and monitor corrective actions taken by management, as deemed appropriate.

(7)	Review with the internal auditor its assessment of internal audit practices and objectivity.

(8)	Periodically and at least annually review, evaluate and discuss with the internal auditor such auditor’s independence, effectiveness and performance.
D. Financial Reporting and Risk Control
     The Committee shall:
(1)	Review and discuss with management and the independent auditor the audited annual financial statements and quarterly financial statements of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s reports on Form 10-K and Form 10-Q.

(2)	Review with the independent auditor the independent auditor’s evaluation of the Company’s financial, accounting and internal audit personnel, and the cooperation received by the independent auditor during the course of the audit.

(3)	Review any significant disagreements between management and either the independent auditor or the internal auditor in connection with the preparation of the financial statements.

(4)	Discuss with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

(5)	Review and discuss reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(6)	Discuss with the independent auditor and management: (a) the significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles; and (b) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

(7)	Make recommendations to the board of directors as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

(8)	Receive and review on a timely basis the analyses of management and the independent auditor with respect to significant current financial reporting issues.

(9)	Review with management, the internal auditor, the independent auditor, and the Bank’s regulatory examiners the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures (including the Company’s risk assessment and risk management policies), any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies.

(10)	Review and discuss with management the Company’s earnings press releases prior to filing, including the use of “pro forma” or other “non-GAAP financial measures,” as well as financial information and earnings guidance provided to analysts and rating agencies.

(11)	Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
V. Ethical, Legal Compliance and Governance Responsibilities
     The Committee shall:
(1)	Develop and establish corporate governance policies and procedures for the Company.

(2)	Establish, review and update (or cause management to update) periodically the St. Joseph Capital Corporation Code of Conduct/Corporate Ethics & Conflict of Interest Policy (the “Code”). Such Code shall address various legal and regulatory issues applicable to the Directors, officers and employees of the Company. Assure that management has established a system to enforce the Code.

(3)	Review and pre-approve any related party transactions that are not prohibited by the rules of the SEC, of any exchange or national market on which the Company’s common stock is quoted or listed for trading or of any other body with regulatory authority over the Company between the Company or any of its subsidiaries and any director or executive officer of the Company or its subsidiaries.

(4)	Review with the Company’s outside counsel trading policies with respect to Company securities, legal compliance matters and any other legal matter that could have a significant impact on the Company’s financial statements.

(5)	Conduct or authorize investigations into any matters within the scope of the Committee’s responsibilities.

(6)	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors, with the Company providing for appropriate funding, as determined by the Committee, for the payment of the compensation to such advisors.

(7)	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(8)	Establish, coordinate, monitor and maintain a continuing education and training program for directors of the Company. The Committee shall establish participation requirements in such program for directors of the Company and shall monitor compliance with those requirements. The program shall be designed to apprise directors of any legal, accounting, corporate governance or other developments relevant to service on the board of directors.

(9)	Review annually the performance of all directors of the Company, including with respect to each director’s service on a committee of the board of directors. As a part of such review, the Committee shall determine whether each director is “independent” as such term is defined in the requirements of the Securities and Exchange Commission and any other body with regulatory authority over the Company.

(10)	Evaluate annually the performance, structure and authority of the committees of the board of directors, including the Committee. The Committee shall make recommendations to the board of directors with respect to the assignment of individual directors to the committees of the board of directors.

(11)	Review and assess, at least annually, the adequacy of the Company’s corporate governance policies and procedures in light of the legal and regulatory requirements applicable to the Company, its directors, officers and employees, and shall amend and supplement such policies and procedures as determined by the Committee.
VI. Limitation of Committee’s Role
     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to conduct investigations or to resolve disagreements, if any, between management and the independent auditor. The independent auditor is responsible to plan and conduct an audit according to auditing standards generally accepted in the United States of America. Management of the Company is responsible to determine whether the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America.

Appendix B
St. Joseph Capital Corporation
2006 Equity Incentive Plan
ARTICLE 1
GENERAL
     Section 1.1 Purpose, Effective Date and Term. The purpose of this ST. JOSEPH CAPITAL CORPORATION 2006 EQUITY INCENTIVE PLAN (the “Plan”) is to promote the long-term financial success of ST. JOSEPH CAPITAL CORPORATION, a Delaware corporation (the “Company”) and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is March 23, 2006, subject to approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.
     Section 1.2 Administration. The authority to control and manage the operation of the Plan shall be vested in a committee of the Company’s board of directors (the “Committee”) in accordance with Section 5.10.
     Section 1.3 Participation. Each employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO, as defined below) may be granted to an individual prior to the date on which he or she first performs services as an employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.
     Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).
ARTICLE 2
AWARDS
     Section 2.1 General. Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. An award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:
          (a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary or the earlier of the date of adoption or stockholder approval of the Plan; or (ii) granted to a non-employee. Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

          (b) Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right to receive, in cash or Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (a) the Fair Market Value of a share of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.
          (c) Stock Awards. A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.
          (d) Cash Incentive Awards. A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.
     Section 2.2 Exercise of Options and SARs. An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an option or SAR expire later than ten years after the date of its grant (five years in the case of a 10% (ten percent) Stockholder with respect to an ISO). The “Exercise Price” of each option and SAR shall not be less than 100% (one hundred percent) of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% (one hundred ten percent) of Fair Market Value of a share of Stock on the date of grant in the case of a 10% (ten percent) Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an employee, Director or service provider of an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.
     Section 2.3 Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be “performance-based compensation” shall be made during the period required under Code Section 162(m).
          (a) Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels, regulatory compliance, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives, and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.
          (b) Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.30.
          (c) Extraordinary Items. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
          (d) Adjustments. Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be “performance-based compensation,” except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(a). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted or demoted during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
     Section 2.4 Dividends and Dividend Equivalents. Any award under the Plan, including any option or SAR, may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.
     Section 2.5 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
     Section 2.6. Repricing of Awards. Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding option may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price.
     Section 2.7 Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of termination of employment for Cause, in the case of employees, and termination of service for Cause, in the case of non-employee Directors, any outstanding award held by such employee or non-employee Director shall terminate immediately, the award shall be forfeited and the Participant shall have no further rights thereunder.

ARTICLE 3
SHARES SUBJECT TO PLAN
     Section 3.1 Available Shares. The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2 Share Limitations.
          (a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Hundred Thousand (100,000) shares of Stock (all of which may be granted as ISOs). The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
          (b) Reuse of Shares. To the extent any shares of Stock covered by an award (including stock awards), under the Plan, are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.
     Section 3.3 Limitations on Grants to Individuals.
          (a) Options and SARs. The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be Fifty Thousand (50,000). For purposes of this Section 3.3(a), if an option is in tandem with a SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).
          (b) Stock Awards. The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be Fifty Thousand (50,000).
          (c) Cash Incentive Awards and Stock Awards Settled in Cash. The maximum dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d), or cash-settled Stock Awards under Section 2.1(c), which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be One Million Dollars ($1,000,000).
          (d) Director Fees. The maximum number of shares of Stock that may be covered by awards granted to any one individual non-employee Director pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be Ten Thousand (10,000) shares during any calendar year and the maximum number of shares that may be covered by awards granted to any one individual non-employee Director pursuant to Section 2.1(c) (Stock Awards) shall be Five Thousand (5,000) shares during any calendar year. The foregoing limitations shall not apply to cash-based Director fees that the non-employee Director elects to receive in the form of Stock or stock awards equal in value to the cash-based Director fee or with respect to enticement awards made to new Directors.

          (e) Dividend, Dividend Equivalents and Earnings. For purposes of determining whether an award is intended to be qualified as “performance-based compensation” under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award; and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.
          (f) Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” under Code Section 162(m), subject to adjustment pursuant to Section 3.4 hereof.
     Section 3.4 Corporate Transactions. In the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan, the number of shares reserved for issuance under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an Award intended to qualify as “performance-based compensation” under Code Section 162(m), if applicable); provided, however, the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (a) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (b) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be no less than the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price).
     Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
          (a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.
          (b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or listing standards.
ARTICLE 4
Change in Control
     Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in the terms of any Award Agreement:
          (a) If a Participant who is an employee or a Director of, or a service provider to, the Company or a Subsidiary at the time of a Change in Control then holds one or more outstanding options or SARs, all such options and SARs then held by the Participant shall become fully exercisable immediately prior to the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).
          (b) If a Participant who is an employee or a Director of, or a service provider to, the Company or a Subsidiary at the time of a Change in Control then holds one or more stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d), such awards shall be fully earned and vested immediately prior to the Change in Control.
          Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, the term “Change in Control” shall mean the occurrence of any of the following events:
          (a) The consummation of the acquisition by any “Person” (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Company; or
          (b) The individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of the Plan, be considered as a member of the Board; or
          (c) Approval by stockholders of: (i) a merger or consolidation to which the Company is a party if the stockholders immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Company’s voting securities outstanding immediately before such merger or consolidation; or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the Company’s then outstanding securities is acquired by: (a) a trustee or other fiduciary holding securities under one or more employee benefit plan(s) maintained for employees of the entity; or (b) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.
[In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered by a Change in Control, the foregoing definition of Change in Control shall be utilized to the maximum extent permitted under Code Section 409A, and it shall be modified only as necessary to conform to the requirements of Code Section 409A as in effect at the time of such transaction.]
ARTICLE 5
COMMITTEE
     Section 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Section 5.1. The Committee shall be selected by the Board and may be comprised of two (2) or more members of the Board, each of whom are both a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “outside director” (within the meaning of Code Section 162(m)). Subject to applicable stock exchange rules or listing standards, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
     Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s, and its Subsidiaries’, employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.
          (b) To the extent that the Committee determines that the restrictions imposed by the Plan or an Award Agreement preclude the achievement of the material purposes of the awards in jurisdictions outside the United States, the Committee will have the authority and discretion to unilaterally modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.
          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
          (d) The Committee will have the authority to define terms not otherwise defined herein.
          (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
          (f) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.
     Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (i) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (a) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (b) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (ii) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
     Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
ARTICLE 6
AMENDMENT AND TERMINATION
     Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section

2.5, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.
     Section 6.2 Amendment to Conform to Law. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A). By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any award granted under this Plan without further consideration or action.
ARTICLE 7
GENERAL TERMS
     Section 7.1 No Implied Rights.
          (a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
          (b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.
          (c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
     Section 7.2 Transferability. The Committee may provide at the time it makes an award under the Plan or at any time thereafter that such award may be transferable by the Participant, subject to such limitations as the Committee may impose. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code of Title I of the Employee Retirement Income Security Act of 1974, as amended.
     Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
     Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
     Section 7.5 Award-Agreement. Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.
     Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
     Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
     Section 7.8 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns; or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (iii) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.
     Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
     Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
     Section 7.11 Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee, or of the board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
     Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.
     Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).
     Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
     Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below. Such notices, demands, claims and other communications shall be deemed given:
          (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
          (b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
          (c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;
provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received; provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resource officer and corporate secretary.
ARTICLE 8
DEFINED TERMS; CONSTRUCTION
     Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
     (a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% (ten percent) of the total combined voting power of all classes of stock of the Company.
     (b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.
     (c) “Board” means the board of directors of the Company.

     (d) “Cause” means (i) any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (ii) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties (other than traffic violations or similar offenses), or (iii) with respect to any officer of the Company or Subsidiary, commission of any act of moral turpitude or conviction of a felony.
     (e) “Change in Control” has the meaning ascribed to it in Section 4.2.
     (f) “Code” means the Internal Revenue Code of 1986, as amended, and Regulations thereunder, as modified from time to time.
     (g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.
     (h) “Committee” means the Committee acting under Section 2.1.
     (i) “Director” means a member of the board of directors of the Company or a Subsidiary.
     (j) “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Participant’s Employer’s employees.
     (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     (l) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.
     (m) “Fair Market Value” shall, on any date mean the average of the high and low sales prices of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading, or if such shares are not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Section 422.
     (n) “ISO” has the meaning ascribed to it in Section 2.1(a).
     (o) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.
     (p) “SAR” has the meaning ascribed to it in Section 2.1(b).
     (q) “Stock” means the common stock of the Company, $0.01 par value per share.
     (r) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Section 424(f) of the Code and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

     (s) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.
     Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
     (a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
     (b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
     (c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding;”
     (d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
     (e) indications of time of day mean Mishawaka, Indiana time;
     (f) “including” means “including, but not limited to;”
     (g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
     (h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
     (i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
     (j) the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; any reference to a document or set of documents in this Plan, and the rights and obligations of; and
     (k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

St. Joseph Capital Corporation
c/o Stock Transfer Department
Post Office Box 105649
Atlanta GA 30348

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Vote by Telephone
Call Toll-Free using a
touch-tone telephone:
1-888-693-8683

Vote by Internet
Access the Website and
cast your vote:
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Vote by Mail
Return your proxy
in the postage-paid
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Vote 24 hours a day, 7 days a week!
If you vote by telephone or over the Internet, do not mail your proxy card.

è
Proxy card must be signed and dated below.
ê     Please fold and detach card at perforation before mailing.     ê

PROXY	ST. JOSEPH CAPITAL CORPORATION	PROXY
PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS — MAY 25, 2006
The undersigned hereby appoints John W. Rosenthal and Mark E. Secor, or either of them acting in the absence of the other, with power of substitution, attorneys, and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders, to be held at the Marie P. DeBartolo Center for the Performing Arts in Notre Dame, Indiana at 5:00 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

Dated:	, 2006

Signature

Signature
Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.
(PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.)

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
Proxy card must be signed and dated on the reverse side.
ê     Please fold and detach card at perforation before mailing.     ê

ST. JOSEPH CAPITAL CORPORATION	PROXY
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.
The board of directors recommends a vote FOR all nominees.
1.	Election of Directors:

❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
	(except as listed to the contrary below)		to vote for all nominees listed below
NOMINEES: (1) John Affleck-Graves (2) Michael R. Leep, Sr. (3) John W. Rosenthal

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE BELOW.

2.	Proposal to approve the St. Joseph Capital Corporation 2006 Equity Incentive Plan.

❑	FOR	❑	AGAINST	❑	ABSTAIN
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)